Exhibit 99.1

Churchill Capital Corp VI Announces Monthly Contribution to Trust Account in Connection with Proposed Extension

Churchill Capital VI LLC will make monthly deposits of $500,000 directly to the trust account

Trust account funds transitioned from cash to an interest-bearing account

Special meeting of stockholders of Churchill VI scheduled for May 11, 2023 to extend date by which Churchill VI must consummate an initial business combination

NEW YORK, May 5, 2023 – Churchill Capital Corp VI (“Churchill VI”) announced today actions being undertaken in advance of a special meeting of its stockholders (the “Special Meeting”) on May 11, 2023, at which Churchill VI’s stockholders will be asked to vote on a proposal to amend Churchill VI’s amended and restated certificate of incorporation to extend the date by which Churchill VI has to consummate an initial business combination (the “Business Combination”) from May 17, 2023 to February 17, 2024 or such earlier date as determined by the Churchill VI board of directors (the “Extension Amendment Proposal”).

Churchill VI Seeking Extension to Pursue a Business Combination

As previously disclosed on February 17, 2023, Churchill VI has entered into a non-binding letter of intent (the “Letter of Intent”) that sets forth the preliminary terms and conditions of a potential Business Combination with a private company that meets Churchill VI’s investment criteria and principles.

At the Special Meeting on May 11, 2023, Churchill VI stockholders will be asked to vote on the Extension Amendment Proposal and on a proposal to adjourn the special meeting to a later date, if necessary. The purpose of these proposals is to allow for additional time to complete a Business Combination. The Churchill VI board of directors has determined that these proposals are in the best interests of Churchill VI and its stockholders and recommends that stockholders vote "FOR" such proposals.

No assurances can be made that Churchill VI will successfully negotiate and enter into a definitive agreement for a Business Combination, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

Churchill VI Sponsor to Make Contribution to the Trust Account

Churchill VI’s sponsor, Churchill Sponsor VI LLC (the “Sponsor”), will make deposits directly to the trust account (the “Trust Account”) of $500,000 per month (each, a “Contribution”), in exchange for a non-interest bearing, unsecured promissory note (the "Promissory Note") issued by Churchill VI to the Sponsor following the approval and implementation of the Extension Amendment Proposal on the terms described below.

If the Extension Amendment Proposal is approved, the Contributions will be paid monthly beginning on May 17, 2023 and thereafter on the seventeenth day of each month (or if such seventeenth day is not a business day, on the business day immediately preceding such seventeenth day) until the earliest to occur of (i) the consummation of a Business Combination, (ii) February 15, 2024 and (iii) if a Business Combination is not consummated, the date Churchill VI’s board of directors determines, in its sole discretion, to liquidate the Trust Account. The Promissory Note will mature on the earlier of (1) the date Churchill VI consummates a Business Combination and (2) the date that the winding up of Churchill VI is effective.

Churchill VI Trust Account Transitioned to an Interest-Bearing Account

Churchill VI has transferred all of the funds in the Trust Account from cash to an interest-bearing demand deposit account.

The interest rate on the deposit account is currently approximately 4.70%, but such deposit account carries a variable rate, and Churchill VI cannot assure investors that such rate will not decrease or increase significantly.

If stockholders have any questions or need assistance, please contact MacKenzie Partners, Churchill VI's proxy solicitor, by phone at (800) 322-2885 (toll free) or by email at proxy@mackenziepartners.com.

About Churchill VI

Churchill Capital Corp VI was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

On April 17, 2023, Churchill VI filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Special Meeting which further describes the Extension Amendment Proposal.

Free copies of the Proxy Statement and other documents filed at the SEC may be obtained at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This communication includes, and oral statements made from time to time by representatives of Churchill VI may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Churchill VI has based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill VI that may cause Churchill VI actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “strive”, “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this communication. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in Churchill VI’s other SEC filings. Forward-looking statements in this communication may include, for example, statements about Churchill VI’s ability to enter into a definitive agreement or complete a Business Combination; the Special Meeting, the anticipated benefits of a Business Combination; the volatility of the market price and liquidity of the Class A common stock and other securities of Churchill VI; the use of funds not held in the Trust Account or available to Churchill VI from interest income on the Trust Account balance; the interest rate earned on the Trust Account funds held in the demand deposit account and Contributions by the Sponsor and the competitive environment in which Churchill VI will operate following a Business Combination.

The forward-looking statements contained in this communication are based on Churchill VI’s current expectations and beliefs concerning future developments and their potential effects on Churchill VI. There can be no assurance that future developments affecting Churchill VI will be those that Churchill VI has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Churchill VI’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in Churchill VI’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of Churchill VI assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Churchill VI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Proxy Statement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. If a definitive agreement regarding a Business Combination is entered into, Churchill VI will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Participants in the Solicitation

Churchill VI and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Churchill VI’s stockholders, in favor of the approval of the Extension Amendment Proposal and the adjournment proposal set forth in the Proxy Statement. For information regarding Churchill VI’s directors and executive officers, please see Churchill VI’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q and the other documents filed (or to be filed) by Churchill VI from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed to be participants may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above. If a definitive agreement regarding a Business Combination is entered into, Churchill VI will provide a separate proxy statement and/or prospectus to stockholders in connection with a separate additional special meeting of stockholders regarding a Business Combination. You are not being asked to make a voting or investment decision regarding a Business Combination at this time.

Media Contact
Christina Stenson / Felipe Ucros
Gladstone Place Partners
(212) 230-5930